-----------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): February 18, 1999





                  BEAR STEARNS ASSET BACKED SECURITIES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                 333-9532                  13-3836437
----------------------------     -------------           -------------------
(State or Other Jurisdiction      (Commission             (I.R.S. Employer
     of Incorporation)            File Number)           Identification No.)



 245 Park Avenue
 New York, New York                                            10167
---------------------                                        ----------
(Address of Principal                                        (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code (212) 272-4095
                                                   --------------
-----------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------

Filing of Certain Materials
---------------------------

     Pursuant to Rule 424(b)(5) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Bear Stearns Asset Backed Securities, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Irwin Home Equity Asset Backed Certificates, Series 1999-1 (the "Certificates").

Incorporation of Certain Documents by Reference
-----------------------------------------------

     The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1997 and December 31, 1996, and for each of the years in the three-year period ended December 31, 1997, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 31, 1998; Commission File Number 1-10777) and the unaudited consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of September 30, 1998, and for the periods ended September 30, 1998 and September 30, 1997, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 1998 (which was filed with the Securities and Exchange Commission on November 13, 1998) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the prospectus; and (iii) the prospectus supplement for Irwin Home Equity Trust 1999-1, Irwin Home Equity Asset Backed Certificates, Series 1999-1, and shall be deemed to be part hereof and thereof.

     In connection with the issuance of the Certificates, the Company is filing herewith the consent of KPMG LLP ("KPMG") to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Certificates. The consent of KPMG is attached hereto as Exhibit 23.1

----------------------------

     * Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated June 4, 1998 and the prospectus supplement dated January 28, 1999, of Bear Stearns Asset Backed Securities, Inc., relating to its Irwin Home Equity Asset Backed Certificates, Series 1999-1.

------------------------------------------------------------------------------
Item 7.  Financial Statements, Pro Forma Financial

       Information and Exhibits.
       ------------------------

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits:

       23.1   Consent of KPMG

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BEAR STEARNS ASSET BACKED
                                             SECURITIES, INC.



                                            By: /s/ Jonathan Lieberman
                                                ---------------------
                                                Name:  Jonathan Lieberman
                                                Title:  Vice President

Dated:  February 18, 1999

Exhibit Index
-------------

Exhibit                                                                Page
-------                                                                ----

23.1          Consent of KPMG                                             6